Investor Update Third Quarter 2018 | November 6, 2018 Exhibit 99.2

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Sheldon Bruha Senior Vice President & Interim Chief Financial Officer

Business Update Total Revenue Consumer revenue of $1,069 million Consumer customer churn of 2.03% reflects summer seasonality, and an improvement vs. Q3 2017 Consumer ARPC of $84.92; excluding adoption of ASC 606, ARPC of $83.20 was stable sequentially Commercial revenue of $962 million Commercial customers of 422,000 $2.13B $878M Adjusted EBITDA1 $475M Maturities retired and amortization paid2 $426M Net loss Reflects goodwill impairment and valuation allowance for certain state taxes $500M EBITDA benefit anticipated by YE 2020 Accelerating next phase of transformation initiatives 1Adjusted EBITDA is a non-GAAP measure - see Appendix for its calculation 2Including $431M in debt retired on October 1, 2018

Broadband Unit Trends Net Adds (000s) Improvement in Fiber Broadband net additions Consumer net additions impacted by summer seasonality Market positioning remains solid Churn initiatives continue to yield results Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Consumer Fiber Broadband Consumer Copper Broadband Total Broadband (Consumer & Commercial) Commercial Broadband

Customer Churn Trends Churn reflected typical Q3 seasonality CTF churn improved sequentially despite seasonality Improvements in CTF FiOS broadband churn exceeded CTF customer churn improvement Legacy churn stable with Q3 2017 Customer Churn Churn improved vs. Q3 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018

Transformation Activities Expanding Primary Value Levers Improve penetration Enhance customer experience Channel optimization New commercial products Driving $500 Million EBITDA Opportunity by Year End 2020 Primary Value Levers Improve field performance Reduce activities Network reliability enhancements Primary Value Levers Customer self service Reduce root causes Automate troubleshooting and repair EBITDA Drivers Revenue Enhancements $150-200M Care & Technical Support $125-175M Operational Enhancements $150-200M New, enhanced SD-WAN product Providing more interactive customer communications regarding repair and network activity Improving and streamlining processes that enhance customer experience Reducing call volumes through automation Curated call management capabilities

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Sheldon Bruha Senior Vice President & Interim Chief Financial Officer

Key Financial Highlights  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Total Revenue $2,199 $2,162 $2,126 Customer $2,102 $2,065 $2,031 Regulatory $97 $97 $95 Net Income (Loss) $20 ($18) ($426) Net Cash provided from Operating Activities $251 $672 $286 Adjusted Operating Expenses* $1,291 $1,278 $1,248 Adjusted EBITDA* $908 $884 $878 Adjusted EBITDA Margin* 41.3% 40.9% 41.3% CapEx $297 $321 $329 LTM Operating Free Cash Flow* $632 $721 $604 * Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations Revenue decline largely offset by expense reductions Goodwill impairment of $354 million, net of tax, and valuation allowance for state tax of $44 million Adjusted EBITDA margin maintained in excess of 40% target

Product & Customer Revenue ASC 605 ASC 606  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q1 2018 Q2 2018 Q3 2018 Data & Internet Services* $968 $959 $956 $939 $942 $948 $938 $985 $973 $961 Voice Services 751 724 702 687 670 648 634 702 682 669 Video Services 347 329 318 310 309 297 287 280 270 260 Other 68 79 84 91 85 86 88 135 140 141 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $1,979 $1,947 $2,102 $2,065 $2,031 Consumer $1,164 $1,124 $1,102 $1,086 $1,089 $1,068 $1,047 $1,128 $1,095 $1,069 Commercial* 970 967 958 941 917 911 900 974 970 962 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $1,979 $1,947 $2,102 $2,065 $2,031 Regulatory Revenue 197 198 191 190 187 181 173 97 97 95 Total Revenue* $2,331 $2,289 $2,251 $2,217 $2,193 $2,160 $2,120 $2,199 $2,162 $2,126 Data & Internet services revenue (under ASC 605) is roughly stable for four quarters Voice and video service revenue declines reflect industry trends Nearly half of sequential decline in Consumer revenue driven by video *Frontier Secure Strategic Partnerships revenue excluded from Q1 and Q2 2017 Commercial revenues, reflecting Q2 2017 disposition.

ASC 605 ASC 606 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q1 2018 Q2 2018 Q3 2018 Customers 4.7M 4.6M 4.5M 4.4M 4.3M 4.2M 4.2M 4.3M 4.2M 4.2M ARPC Consumer ARPC Consumer ARPC stable (ASC 605) for three consecutive quarters Effective Base management continues

Capital Spending Update

CapEx

$947M CapEx Spent YTD in 2018
2018 CapEx Guidance of $1.15B-$1.20B

Growth initiatives comprise
~75%
of Q3 2018 capital spending

PROJECTS UNDERWAY

- **Expanding Gigabit broadband availability** across fiber footprint
- **Building FTTH to > 18K rural HHs** with state funding sources
- **Fixed wireless broadband** Building in both CAF and non-CAF locations
- **CAF II** Enabled broadband to **~395K locations** in CAF II-eligible areas
- **Automation initiatives** based on **PEGA** platform to enhance customer care, reduce costs, and enable efficiency

© 2018 Frontier Communications
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Manageable Near-term Debt Maturities 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ Unsecured Debt Secured Debt $300M Drawn on Revolver ($ in Millions) Maturity profile is pro forma for the $431M 8.125% maturity repayment and for the outstanding revolver balance as of November 6, 2018 Repaid $431M unsecured 8.125% notes at maturity on October 1, 2018 During Q3, purchased $12M of 8.125% notes $450M of Revolver drawn on October 1, 2018, $300 million outstanding as of November 6, 2018 Proceeds of ~$80 million anticipated at closing of tower sale $4,514 $1,603 $1,364 $500 $547 $868 $1,604 $437 $595 $2,706 $14 $50 $2,380 Pro Forma, as of Nov. 6, 2018

Updating 2018 Guidance  ($ in Millions) Q1 Q2 Q3 Q4 FY 2018 Adjusted EBITDA* $908 $884 $878 ~$880 ~$3,550 Capital Expenditures $297 $321 $329 $200-$250 $1,150-$1,200 Operating Free Cash Flow* ($46) $351 ($43) ~$365 ~$625 ($ in Millions) FY 2018 Cash Interest Expense ~$1,500 Cash Taxes < $10 Cash Pension/OPEB ~$140 * Adjusted EBITDA and Operating free cash flow are non-GAAP measures - see Appendix for their calculations. Guidance

Appendix

Safe Harbor Statement Forward-looking Language This earnings release contains “forward-looking statements,” related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; declines in revenue from Frontier’s voice services, switched and non-switched access and video and data services that it cannot stabilize or offset with increases in revenue from other products and services; Frontier’s ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize operational improvements; risks related to disruptions in Frontier’s networks, infrastructure and information technology that may result in customer loss and/or incurrence of additional expenses; Frontier’s ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; Frontier’s ability to realize anticipated benefits from recent acquisitions; Frontier’s ability to successfully introduce new product offerings; Frontier’s ability to dispose of certain assets or asset groups on terms that are attractive to Frontier, or at all; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II funding obligations and the risk of penalties or obligations to return certain CAF II funds; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to intangible assets; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit our competitors more than us, as well as potential future decreases in the value of our deferred tax assets; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; adverse changes in the credit markets, which could impact the availability and cost of financing; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; the effects of state requirements that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of changes in both general and local economic conditions in the markets that Frontier serves; Frontier’s ability to hire or retain key personnel; the effects of severe weather events or other natural or man-made disasters, which may increase operating and capital expenses or adversely impact customer revenue; the impact of potential information technology or data security breaches or other disruptions; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its reports on Forms 10-K and 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Non-GAAP Financial Measures Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income, pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude acquisition and integration costs, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items including work stoppage costs. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes acquisition and integration costs, restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain non-recurring items including work stoppage costs. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt and pay dividends. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments and stock dividends are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, acquisition and integration costs, restructuring costs and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items including work stoppage costs. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures  ($ in Millions) Q3 2018 Q2 2018 Q3 2017 Net Income/(Loss) (426) (18) (38) Add back (Subtract): Income Tax Expense/(Benefit) (4) (20) (31) Interest Expense 389 385 381 Investment and Other (Income)/Loss, Net (3) (5) (4) Pension Settlement Costs 9 25 15 (Gain)/Loss on Extinguishment of Debt and Debt Exchanges 2 - (1) Operating Income/(Loss) (33) 367 322 Depreciation and Amortization 471 486 539 EBITDA $438 $853 $861 Add back: Acquisition and Integration Costs - - 1 Pension/OPEB Expense 21 23 25 Restructuring Costs and Other Charges 14 2 14 Stock-based Compensation Expense 5 5 4 Work Stoppage Costs - 1 - Storm Related Costs - - 9 Goodwill Impairment 400 - - Adjusted EBITDA $878 $884 $914 EBITDA Margin 20.6% 39.5% 38.2% Adjusted EBITDA Margin 41.3% 40.9% 40.6%

Non-GAAP Financial Measures  ($ in Millions) Q3 2018 Q2 2018 Q3 2017 Total Operating Expenses $2,159 $1,795 $1,9291 Subtract: Depreciation and Amortization 471 486 539 Goodwill Impairment 400 - - Acquisition and Integration Costs - - 1 Pension/OPEB Expense 21 23 251 Restructuring Costs and Other Charges 14 2 14 Stock-based Compensation Expense 5 5 4 Work Stoppage Costs - 1 - Storm Related Costs - - 9 Adjusted Operating Expenses $1,248 $1,278 $1,337 (1) Effective January 1, 2018, Frontier adopted ASU 2017-07, "Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost." The standard requires certain benefit costs to be reclassified from operating expenses to non-operating expenses. This change in policy was applied using a retrospective approach. Pension settlement costs of $15 million for the three months ended September 30, 2017 were reclassified from operating expense to non-operating expense.

Non-GAAP Financial Measures  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Net Cash Provided from Operating Activities $300 $529 $356 $665 $251 $672 $286 Add Back (Subtract): Capital Expenditures – Business Operations (315) (263) (268) (308) (297) (321) (329) Capital Expenditures – Integration (1) (4) (14) (15) - - - Operating Free Cash Flow ($16) $262 $74 $342 ($46) $351 ($43) Trailing Twelve Months Ended  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Net Cash Provided from Operating Activities $2,028 $1,864 $1,899 $1,850 $1,801 $1,944 $1,874 Add Back (Subtract): Capital Expenditures – Business Operations (1,367) (1,280) (1,145) (1,154) (1,136) (1,194) (1,255) Capital Expenditures – Integration (91) (59) (62) (34) (33) (29) (15) Operating Free Cash Flow $570 $525 $692 $662 $632 $721 $604

CTF & Legacy Broadband and Video Unit Trends


Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
CTF Net Adds (000s)
(25) (57) (73)
(23) (44) (54)
(19) (11) (24)
(17) (2) (17)
(11) 5 (22)
(11) (4) (25)
(11) (2) (22)
Legacy Net Adds (000s)
(26) (7)
(33) (4)
(33) (2)
(44) (3)
(36) (6)
(18) (6)
(48) (7)
CTF Copper Broadband
CTF FiOS® Broadband
Legacy Broadband
Video (excl. Dish®)

- **Improved CTF FiOS®** broadband trends
- **Three quarters of stable** CTF Copper Broadband net adds
- **Legacy trends** reflect seasonality and lower gross additions

© 2018 Frontier Communications
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